UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2014

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road
Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

                                                                                             (813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 1, 2014, Cott Corporation (“Cott” or the “Company”) announced that its wholly owned subsidiary, Cott Beverages Inc., intends, subject to market and other customary conditions, to offer $615 million aggregate principal amount of senior notes due 2019 (the “Offering”). In connection with the Offering, the Company intends to provide certain information to potential investors, and the Company is therefore including such information in Exhibit 99.1 to this Current Report on Form 8-K pursuant to Regulation FD. Exhibit 99.1 is furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01. Other Events.

Aimia Financial Statements

On August 6, 2014, Cott filed an Amendment No. 1 to Form 8-K to provide historical and pro forma financial statements for its acquisition of Aimia Foods Holdings Limited (“Aimia”) on May 30, 2014 (the “Aimia Transaction”). The historical financial information of Aimia included in Cott’s unaudited pro forma condensed combined statement of operations for the nine months ended September 27, 2014 is derived from the unaudited historical profit and loss statement of Aimia for the five months ended May 31, 2014. The results of operations of Aimia from May 30, 2014 through and including September 27, 2014 are already reflected in Cott’s unaudited consolidated statement of operations for the nine months ended September 27, 2014.

Consent Solicitation

On December 1, 2014, DS Services of America, Inc. (“DS Services”) issued a press release announcing that it has received the Required Consents (as defined in the Consent Solicitation Statement) pursuant to its previously announced solicitation of consents from holders of its outstanding 10.000% Second-Priority Senior Secured Notes due 2021 (the “Notes”) to approve amendments to the indenture governing the Notes in connection with the previously announced merger of Delivery Acquisition, Inc., a wholly-owned indirect subsidiary of Cott, with and into DSS Group, Inc., the parent entity of DS Services (“Parent”), with Parent being the surviving corporation of the merger.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(i)	The unaudited interim financial statements of Aimia Foods Holdings Limited as of and for the five months ended May 31, 2014 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(d)	Exhibits

99.1	Regulation FD Disclosure.

99.2	Unaudited interim financial statements of Aimia Foods Holdings Limited as of and for the five months ended May 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

December 2, 2014
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Regulation FD Disclosure.

99.2	Unaudited interim financial statements of Aimia Foods Holdings Limited as of and for the five months ended May 31, 2014.